<u>STANDSTILL AGREEMENT #2</u>

This Standstill Agreement #2 (this "**Agreement**") is entered into as of May 3, 2019 by and between Iliad Research and Trading, L.P., a Utah limited partnership ("**Lender**"), and Cancer Genetics, Inc., a Delaware corporation ("**Borrower**"). Capitalized terms used in this Agreement without definition shall have the meanings given to them in the Note (defined below).

A. Borrower previously sold and issued to Lender that certain Convertible Promissory Note dated July 17, 2018 in the original principal amount of $2,625,000.00 (the "**Note**") pursuant to that certain Securities Purchase Agreement dated July 17, 2018 by and between Lender and Borrower (the "**Purchase Agreement**," and together with the Note and all other documents entered into in conjunction therewith, the "**Transaction Documents**").

B. Effective as of February 12, 2019, Borrower and Lender entered into a certain Standstill Agreement (the "**Original Agreement**") pursuant to which, among other things, Lender agreed to refrain and forbear temporarily from making redemptions under the Note.

C. Borrower has requested that Lender again extend the term of the Standstill (as defined below) and Lender has agreed to do so, subject to the terms, conditions and understandings expressed in this Agreement.

D. Accordingly, Borrower and Lender hereby agree to refrain and forbear temporarily from making redemptions under the Note.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. <u>Recitals and Definitions</u>. Each of the parties hereto acknowledges and agrees that the recitals set forth above in this Agreement are true and accurate, are contractual in nature, and are hereby incorporated into and made a part of this Agreement.

2. <u>Standstill</u>. Subject to the terms, conditions and understandings contained in this Agreement, for a period beginning as of the date hereof and ending on May 31, 2019 (the "**Standstill Period**"), Lender will not demand payment or seek to redeem pursuant to Section 8 of the Note any portion of the Note in cash (the "**Standstill**"). Notwithstanding the foregoing, the Standstill shall immediately and automatically terminate upon the occurrence of an Event of Default under the Note or Borrower's breach of this Agreement or the Transaction Documents after the date hereof, including without limitation if Borrower fails to increase the Share Reserve (as defined in the Purchase Agreement) in accordance with the provisions of Section 5 below. Notwithstanding anything herein or in any other Transaction Documents, no default to Novellus Dx or its affiliates, including those existing today, those arising from this Agreement and those arising hereafter, shall be deemed an Event of Default under this Agreement or any other Transaction Document.

3. <u>Outstanding Balance</u>. Each of Borrower and Lender acknowledges and agrees that the Outstanding Balance of the Note (inclusive of principal and all accrued interest) is $3,038,969.73 as of the date hereof.

4. Conversion Price Reduction for a Portion of the Note. In consideration for Lender granting the Standstill, Borrower agrees to reduce the Conversion Price under the Note to $0.2273 (the "**Reduced Conversion Price**") with respect to a $1,250,000.00 portion of the Outstanding Balance of the Note. For the avoidance of doubt, any the remaining portion of the Outsanding Balance of the Note above $1,250,000.00 will still be subject to the current $0.80 Conversion Price. Borrower's failure to deliver Lender Conversion Shares at the Reduced Conversion Price for any reason (including failure to get Nasdaq approval) within three (3) Trading Days of Lender's delivery of a Lender Conversion Notice to Borrower shall be deemed a breach of this Agreement and shall result in the automatic termination of this Agreement as set forth in Section 7 below.

5. Increase of Share Reserve. Borrower and Lender agree that in conjunction with the Standstill granted herein, within three (3) Trading Days of the date of this Agreement, the Share Reserve shall be increased to 4,000,000 shares of Common Stock. In furtherance of the foregoing, Borrower shall take all such actions as are necessary to increase the Share Reserve as set forth herein, including without limitation executing and delivering to its transfer agent such documents and instructions as are necessary to cause its transfer agent to increase the Share Reserve to 4,000,000 shares of Common Stock.

6. Ratification of the Note. The Note shall be and remains in full force and effect in accordance with its terms, and is hereby ratified and confirmed in all respects. Borrower acknowledges that it is unconditionally obligated to pay the remaining balance of the Note in accordance with its terms and represents that such obligation is not subject to any defenses, rights of offset or counterclaims. No forbearance or waiver other than as expressly set forth herein may be implied by this Agreement. Except as expressly set forth herein, the execution, delivery, and performance of this Agreement shall not operate as a waiver of, or as an amendment to, any right, power or remedy of Lender under the Note or the Transaction Documents, as in effect prior to the date hereof.

7. Failure to Comply. Borrower understands that the Standstill shall terminate immediately upon the earliest occurrence of (a) any breach of this Agreement, or (b) any Event of Default after the date hereof, and that in any such case, Lender may seek all recourse available to it under the terms of the Note, this Agreement, any other Transaction Document, or applicable law. Upon the termination of this Agreement or the expiration of the Standstill Period, among other rights, Lender shall have the right to redeem all or any portion of the Outstanding Balance in accordance with the terms of the Note. For the avoidance of doubt, the termination of the Standstill pursuant to this Section shall not terminate, limit or modify any other provision of this Agreement (including without limitation the increase in the Share Reserve).

8. Representations, Warranties and Agreements. In order to induce Lender to enter into this Agreement, Borrower, for itself, and for its affiliates, successors and assigns, hereby acknowledges, represents, warrants and agrees as follows:

(a) Borrower has full power and authority to enter into this Agreement and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary action. No consent, approval, filing or registration with or notice to any governmental authority is required as a condition to the validity of this Agreement or the performance of any of the obligations of Borrower hereunder.

(b) Any Event of Default which may have occurred under the Note has not been, is not hereby, and shall not be deemed to be waived by Lender, expressly, impliedly, through course of conduct or otherwise except upon full satisfaction of Borrower's obligations under this Agreement or as expressly provided herein. The agreement of Lender to refrain and forbear from exercising any rights and remedies by reason of any existing default or any future default shall not constitute a waiver of, consent to, or condoning of, any other existing or future default.

(c) All understandings, representations, warranties and recitals contained or expressed in this Agreement are true, accurate, complete, and correct in all respects; and no such understanding, representation, warranty, or recital fails or omits to state or otherwise disclose any material fact or information necessary to prevent such understanding, representation, warranty, or recital from being misleading. Borrower acknowledges and agrees that Lender has been induced in part to enter into this Agreement based upon Lender's justifiable reliance on the truth, accuracy, and completeness of all understandings, representations, warranties, and recitals contained in this Agreement. There is no fact known to Borrower or which should be known to Borrower which Borrower has not disclosed to Lender on or prior to the date hereof which would or could materially and adversely affect the understandings of Lender expressed in this Agreement or any representation, warranty, or recital contained in this Agreement.

(d) Except as expressly set forth in this Agreement, Borrower acknowledges and agrees that neither the execution and delivery of this Agreement nor any of the terms, provisions, covenants, or agreements contained in this Agreement shall in any manner release, impair, lessen, modify, waive, or otherwise affect the liability and obligations of Borrower under the terms of the Note or any of the other Transaction Documents.

(e) Borrower has no defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action of any kind or nature whatsoever against Lender, directly or indirectly, arising out of, based upon, or in any manner connected with, the transactions contemplated hereby, whether known or unknown, which occurred, existed, was taken, permitted, or begun prior to the execution of this Agreement and occurred, existed, was taken, permitted or begun in accordance with, pursuant to, or by virtue of any of the terms or conditions of the Transaction Documents. To the extent any such defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action exist or existed, such defenses, rights, claims, counterclaims, actions and causes of action are hereby waived, discharged and released. Borrower hereby acknowledges and agrees that the execution of this Agreement by Lender shall not constitute an acknowledgment of or admission by Lender of the existence of any claims or of liability for any matter or precedent upon which any claim or liability may be asserted.

(f) Borrower hereby acknowledges that it has freely and voluntarily entered into this Agreement after an adequate opportunity and sufficient period of time to review, analyze, and discuss (i) all terms and conditions of this Agreement, (ii) any and all other documents executed and delivered in connection with the transactions contemplated by this Agreement, and (iii) all factual and legal matters relevant to this Agreement and/or any and all such other documents, with counsel freely and independently selected by Borrower (or had the opportunity to be represented by counsel). Borrower further acknowledges and agrees that it has actively and with full understanding participated in the negotiation of this Agreement and all other documents executed and delivered in connection with this Agreement after consultation and review with its

counsel (or had the opportunity to be represented by counsel), that all of the terms and conditions of this Agreement and the other documents executed and delivered in connection with this Agreement have been negotiated at arm's-length, and that this Agreement and all such other documents have been negotiated, prepared, and executed without fraud, duress, undue influence, or coercion of any kind or nature whatsoever having been exerted by or imposed upon any party by any other party. No provision of this Agreement or such other documents shall be construed against or interpreted to the disadvantage of any party by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated, or drafted such provision.

(g) There are no proceedings or investigations pending or threatened before any court or arbitrator or before or by, any governmental, administrative, or judicial authority or agency, or arbitrator, against Borrower.

(h) There is no statute, regulation, rule, order or judgment and no provision of any mortgage, indenture, contract or other agreement binding on Borrower, which would prohibit or cause a default under or in any way prevent the execution, delivery, performance, compliance or observance of any of the terms and conditions of this Agreement and/or any of the other documents executed and delivered in connection with this Agreement.

(i) Borrower is solvent as of the date of this Agreement, and none of the terms or provisions of this Agreement shall have the effect of rendering Borrower insolvent. The terms and provisions of this Agreement and all other instruments and agreements entered into in connection herewith are being given for full and fair consideration and exchange of value.

(j) To the best of its belief, after diligent inquiry, Borrower represents and warrants that, as of the date hereof, no Event of Default under the Note (nor any breach by Borrower under any of the other Transaction Documents) exists.

8. Certain Acknowledgments. Each of the parties acknowledges and agrees that no property or cash consideration of any kind whatsoever has been or shall be given by Lender to Borrower in connection with the Standstill or any other amendment to the Note granted herein.

9. Arbitration. Each party agrees that any dispute arising out of or relating to this Agreement shall be subject to the Arbitration Provisions (as defined in the Purchase Agreement).

10. Governing Law; Venue. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Utah without regard to the principles of conflict of laws. Each party agrees that the proper venue for any dispute arising out of or relating to this Agreement shall be determined in accordance with the provisions of the Purchase Agreement. **BORROWER HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.**

11. Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile transmission or other electronic transmission

(including email) shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile transmission or other electronic transmission (including email) shall be deemed to be their original signatures for all purposes.

12. Attorneys' Fees. In the event of any arbitration or action at law or in equity to enforce or interpret the terms of this Agreement, the parties agree that the party who is awarded the most money shall be deemed the prevailing party for all purposes and shall therefore be entitled to an additional award of the full amount of the attorneys' fees and expenses paid by such prevailing party in connection with the arbitration, litigation and/or dispute without reduction or apportionment based upon the individual claims or defenses giving rise to the fees and expenses. Nothing herein shall restrict or impair an arbitrator's or a court's power to award fees and expenses for frivolous or bad faith pleading.

13. Severability. If any part of this Agreement is construed to be in violation of any law, such part shall be modified to achieve the objective of the parties to the fullest extent permitted and the balance of this Agreement shall remain in full force and effect.

14. Entire Agreement. This Agreement, together with the Transaction Documents, and all other documents referred to herein, supersedes all other prior oral or written agreements between Borrower, Lender, its affiliates and persons acting on its behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither Lender nor Borrower makes any representation, warranty, covenant or undertaking with respect to such matters.

15. No Reliance. Borrower acknowledges and agrees that neither Lender nor any of its officers, directors, members, managers, representatives or agents has made any representations or warranties to Borrower or any of its agents, representatives, officers, directors, stockholders, or employees except as expressly set forth in this Agreement and the Transaction Documents and, in making its decision to enter into the transactions contemplated by this Agreement and the Transaction Documents, Borrower is not relying on any representation, warranty, covenant or promise of Lender or its officers, directors, members, managers, agents or representatives other than as set forth in this Agreement and in the Transaction Documents.

16. Amendments. This Agreement may be amended, modified, or supplemented only by written agreement of the parties. No provision of this Agreement may be waived except in writing signed by the party against whom such waiver is sought to be enforced.

17. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. This Agreement or any of the severable rights and obligations inuring to the benefit of or to be performed by Lender hereunder may be assigned by Lender to a third party, including its financing sources, in whole or in part. Borrower may not assign this Agreement or any of its obligations herein without the prior written consent of Lender.

18. Continuing Enforceability; Conflict Between Documents. Except as otherwise modified by this Agreement, the Note and each of the other Transaction Documents shall remain in full force and effect, enforceable in accordance with all of its original terms and provisions.

This Agreement shall not be effective or binding unless and until it is fully executed and delivered by Lender and Borrower. If there is any conflict between the terms of this Agreement, on the one hand, and the Note or any other Transaction Document, on the other hand, the terms of this Agreement shall prevail.

19. Time is of Essence. Time is of the essence with respect to each and every provision of this Agreement.

20. Notices. Unless otherwise specifically provided for herein, all notices, demands or requests required or permitted under this Agreement to be given to Borrower or Lender shall be given as set forth in the "Notices" section of the Purchase Agreement.

21. Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

BORROWER:

CANCER GENETICS, INC.

DocuSigned by:

By: ______________________________

A33964B6A6A44C5...

Name: John A. Roberts

Title: Chief Executive Officer

LENDER:

ILIAD RESEARCH AND TRADING, L.P.

By: Iliad Management, LLC, its General Partner

By: Fife Trading, Inc., its Manager

By: ______________________________

John M. Fife, President